Presentation to Stockholders 13 March 2012 AMERICAN PACIFIC CORPORATION 2012: Value-Creating Growth & Improved Profitability Exhibit 99.1

2012 Annual Meeting of Stockholders

Safe Harbor Statements and
Reconciliations of Non-GAAP Measures
Safe Harbor Statements
Some of the statements in this presentation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  All statements other than those of historical facts included herein, including those related to the financial outlook, goals, business strategy, projected plans and objectives of management of American Pacific Corporation (the “Company”) for future operations and liquidity, are forward-looking statements. Such forward-looking statements involve known and unknown risks and uncertainties that may cause the actual results, performance or achievements of the
Company to be materially different from any future results, performance or achievements, expressed or implied by such forward-looking statements.  Factors that could cause actual results to differ materially from such forward-looking statements include risks and uncertainties detailed in the Company’s Annual
Report on Form 10-K for the fiscal year ended September 30, 2011 and the Quarterly Report on Form
10-Q for the quarter ended December 31, 2011.
Reconciliation of Non-GAAP Measures
Throughout this presentation we provide both GAAP and Non-GAAP financial measures.  For additional information and the reconciliation of these measures to the appropriate GAAP measure, as required by
Securities and Exchange Commission Regulation G, please refer to our Form 8-Ks dated March 13,
2012 and December 14, 2011, which provide definitions of these Non-GAAP measures and a reconciliation of these Non-GAAP measures to the most comparable GAAP measures. This presentation and the Form 8-Ks referred to herein are available in the “Investors” section of the
Company’s website at www.apfc.com.

2012 Annual Meeting of Stockholders
AMPAC Services Four Industries
Industry / Market Products Business Unit
Size
(% of FY11 Sales)
Pharmaceuticals
• Active Ingredients
• Registered Intermediates
• Sodium Azide
• Fine Chemicals
• Specialty Chemicals
(Sodium Azide)
45%
Aerospace &
Defense
• Perchlorates
• Satellite Thrusters
• Propulsion Systems
• Aerospace Valves & Structures
• Launch Vehicle Structures
• Specialty Chemicals
(Wecco)
• In-Space Propulsion
51%
Fire Suppression
• Halotron I
• Halotron II
• Specialty Chemicals
(Halotron)
2%
Water Treatment
• On-site Hypochlorite generation
systems
• PEPCON Systems
2%

We manufacture mission critical products

2012 Annual Meeting of Stockholders

Strategic Objectives:
Drive for Value-Creating Growth
Protect the Core
Diversify the Customer Base
Expand Our Product Lines
Improve Profitability and Return on
Invested Capital
Mitigate Environmental Remediation
Liability

Revenue
(Dollars in Millions)
$220
$210
$200
$190
$180
$170
$160
$150
FY09
FY10
FY11

2012 Annual Meeting of Stockholders

Focus on Objectives in FY11 Enabled Growth:
Revenues Increase 19%
Fine Chemicals led turnaround: 29%
revenue increase
Renewal of key three-year anti-viral product
agreement
Strong oncology and CNS product revenues
Development products exceeded 20% of
segment revenues
Tactical and Strategic missile programs provided sound
foundation for Specialty Chemicals segment revenues from
AP
30% Aerospace Equipment segment revenue growth
supported by key product lines
Key contract awards for in-space propulsion engines
Strong customer support

Adjusted EBITDA
(Dollars in Millions)
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$-
FY09
FY10
FY11

Adjusted EPS
$0.40
$0.20
$0.00
($0.20)
($0.40)
($0.60)
FY09
FY10
FY11

AMPAC™

2012 Annual Meeting of Stockholders

Focus on Objectives in FY11
Benefited Profitability
Corporate-wide initiatives drive
profit improvement
Focus on process improvements and
production efficiencies
Substantial reductions in general and
administrative expenses
Results:
Adjusted EBITDA increased 38% to
$33.0MM
Adjusted Diluted EPS of $0.30
compares to ($0.44) for the prior year

2012 Annual Meeting of Stockholders

AMPAC Fine Chemicals:
Expect 15% growth in 2012
Core business strengthens
Anti-viral product orders increase
CNS product: 5-year add-on negotiated
Oncology remains stable – albeit “lumpy”
New products provide growth path
Controlled substance: registration
approved – new product to market
New cancer
product:
customer received
FDA approval – new product to market
Chimerix:
validating smallpox medication
18 different customers: provide
development orders – anticipate 20% of
2012 sales

AFC Growth: Requires Maturing Growth
Areas and Product Pipeline
PIPELINE/
DEVELOPMENT
THERAPEUTIC
AREAS
Energetic/
Special
Chemistry
High
Potency
SMB
Controlled
Substances
Biocatalysis
Homeland
Security
Generics
Continuous
Processing
3 7 2
9 2 11 4 4 2 3 1
• Anti-Viral
• Cancer
• Nerve Gas
Antidote
• CNS
• Cancer
• Anti-Viral
• Pain
• Anti-Viral
• Cancer
• Polymers
• Bio-
Terrorism
• Cancer
• Anti-Viral
• Various
2012 Annual Meeting of Stockholders

GROWTH
CORE
CORE
BUSINESS LINES

2012 Annual Meeting of Stockholders

Specialty Chemicals: Business Remains Stable
Rocket-Grade Ammonium Perchlorate (AP)
Defense applications: stability of annual demand
• fluctuations quarter-to-quarter
NASA requirements
• Space Launch System well funded
• Uses Shuttle-type solid booster rockets for initial test
flights
• Solid rockets using AP will have an advantage for
production units post 2016
Fire Suppression Chemicals
Promising new applications
Sodium Products
New opportunity in alternative energy

2012 Annual Meeting of Stockholders

In-Space Propulsion Business
Continues to Penetrate Market
Sales Growth from $16MM in FY08
to $49MM in FY11
FY12 will be a stabilization year
Propulsion systems business opportunities
Platinum alloy thruster sales expected to
increase
Building a  world-class technical team
European Market Penetration
Continues
OHB wins Galileo follow-on units
Development projects from European
Space Agency

2012 Annual Meeting of Stockholders

Fiscal 2012:
Improved Outlook as
Fine Chemicals Growth Continues
AMPAC revenue guidance of at least $220MM
Fine Chemicals revenue increase of at least 15%
Specialty Chemicals revenue decrease of up to 10%
– within stable range for this segment
Modest revenue growth in Aerospace Equipment
AMPAC adjusted EBITDA guidance of at least
$35MM
Fine Chemicals improvement in profitability – driven by
process improvements and increased base
Slight decline in Specialty Chemicals – more typical
product mix

2012 Annual Meeting of Stockholders

2012 and Beyond:
Value-Creating Growth and Improved Returns
Maintain strong customer relationships – reliably
provide value-added products and services
Protect the Core
Grow in alignment with our strategy
Diversify our Customer base
Expand our product lines
Control spending and improve operational
performance
Improve profitability and return on invested capital
Explore strategic alternatives to create value

2012 Annual Meeting of Stockholders 12 Questions